Exhibit 99.1
Targeting MetabolicDysfunction with Novel Therapeutics April 2026

Forward-Looking Statements and Disclaimer

This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, the presentation of data from clinical trials, Sagimet's clinical development plans and related timelines and anticipated clinical development milestones, market opportunity, competitive position and potential growth opportunities are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "would," "expect," "plan," "anticipate," "could," "intend," "target," "project," "believe," "estimate," "predict," "potential," or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: the clinical development and therapeutic potential of denifanstat, TVB-3567 or any other drug candidates or combination therapies developed by Sagimet; our ability to advance drug candidates into and successfully complete clinical trials, the risk the topline clinical trials may not be predictive of, and may differ from final clinical data and later-stage clinical trials; our ability to advance drug candidates into and successfully complete clinical trials within anticipated timelines; that unfavorable new clinical trial data may emerge in other clinical trials of our product candidates; that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities; our relationship with Ascletis, and the success of its development efforts for denifanstat; the accuracy of our estimates regarding our capital requirements; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the "Risk Factors" section of our most recent filings with the Securities and Exchange Commission (SEC) and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements.

Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

SAGIMET BIOSCIENCES April 2026 2

April 2026 3 DaveHappel President&CEO >20 years of experience in executive leadership in biotech and pharma Brought multiple innovative healthcare products to the market Andreas Grauer Chief Medical Officer > 20 years of experience in Clinical Development and Medical Affairs across a broad range of therapeutic areas Deep experience in regulatory interactions around the world resulting in multiple BLA and NDA approvals Thierry ChaucheChief Financial Officer >20 years of financial and operational leadership experience in finance and healthcare companies Elizabeth Rozek Chief Legal & Administrative Officer >20 years of legal experience including executive leadership of legal, IP and compliance functions in biopharma and biotech Rob D’Urso Senior Vice President, New Products >20 years of US and global leadership experience in dermatology Marie O'Farrell Chief Scientific Officer >20 years of experience in R&D and translational medicine in biopharma and biotech Successfully guided development for multiple clinical programs Leadership Team with Proven Development and Commercialization Experience

April 2026 4 TVB-3567 in Acne Unique MOA: FASN Inhibition Sagimet at a Glance: Differentiated Dermatology Assets with Clinical Validation • Our lead molecule, denifanstat, is a novel fatty acid synthase (FASN) inhibitor with a differentiated method of action with the potential to target multiple underserved diseases • Strong clinical data demonstrates denifanstat’s proof of concept across multiple disease states • Denifanstat met all primary and secondary endpoints in a Phase 3 clinical trial in patients with moderate to severe acne vulgaris conducted by Ascletis, our license partner for Greater China • Denifanstat was generally well-tolerated in Ascletis’ Phase 3 study and open-label extension study • Ascletis announced that denifanstat NDA for the treatment of moderate to severe acne was accepted by the China NMPA in December 2025 • We plan to advance denifanstat into a Phase 3 clinical trial in moderate to severe acne patients for the US in 2H 2026, contingent on consultation with regulatory authorities • Our follow-on FASN inhibitor, TVB 3567, received Investigational New Drug (IND) clearance in March 2025 • First-in-human (FIH) Phase 1 clinical trial initiated in June 2025 for development of an acne indication • Phase 1 clinical trial results anticipated in 2026, Phase 2 proof of concept clinical trial anticipated to begin in 2H 2026, subject to regulatory feedback Denifanstat in Acne

April 2026 5 Denifanstat in Other Indications Strong IP, Cash Position, and Collaboration Potential • Successful outcome of Phase 2b clinical trial in MASH (metabolic dysfunction-associated steatohepatitis); met both primary endpoints with significant reduction in fibrosis • Pre-clinical data demonstrated synergistic effect of combination of FASN inhibitor and resmetirom • Phase 1 pharmacokinetics (PK) clinical trial of a combination of denifanstat and resmetirom completed in December 2025 • Further MASH development to be undertaken only upon securing non-dilutive funding • Denifanstat: • Composition of matter patent expected to expire in 2032; potential PTE to 2037 • TVB-3567: • Composition of matter patent expected to expire in 2035; potential PTE to 2038 • Method of use application for TVB-3567 for acne filed 2025; if granted expected to expire in 2046 • Combination of denifanstat and resmetirom: • Application filed 2024; if granted expected to expire in 2044; potential PTE to 2048 • $113.1M cash on hand as of 12/31/2025 and $104.5M as of 3/31/2026 * • Announced $175M underwritten offering of Series A Common Stock in April 2026. Use of proceeds, together with existing cash, cash equivalents and marketable securities is expected to fund current operations through 2028, and through readout of denifanstat Phase 3 trial in moderate to severe acne *Cash, cash equivalents and marketable securities; 3/31/2026 cash on hand unaudited, preliminary and subject to change IP Portfolio Cash Position

Development Pipeline: Multiple Indications and Clinical Milestones

Therapeutic Area	Indication	Program	Stage of Development (Preclinical / Phase 1 / Phase 2 / Phase 3)	Milestone / Program Updates
Dermatology	Acne	Denifanstat	Phase 2 (into Phase 3)	Phase 3 clinical trial for the US expected to initiate in 2H 2026
		TVB-3567	Phase 1	Phase 1 FIH clinical trial initiated in June 2025
		FASN inhibitor	Preclinical	Topical formulation in development
		歌礼 ascletis Denifanstat (ASC40)	Phase 3	Met all primary and secondary endpoints in Phase 3 clinical trial & NDA accepted by NMPA in December 2025*
Metabolic Disease	MASH	Denifanstat	Phase 2 (into Phase 3)	Phase 2b clinical trial met histology primary and multiple secondary endpoints; FDA Breakthrough Therapy designation; Phase 3 ready (F2/F3 MASH)
		Denifanstat	Phase 1	Phase 1 clinical trial hepatic impairment results reported 1Q2024
		Denifanstat/resmetirom	Phase 1	Phase 1 clinical PK trial completed in December 2025
Oncology	Solid tumors	TVB-3567	Preclinical	Identifying FASN-dependent tumor types for potential FASN inhibitor development
		Denifanstat	Phase 1	

* Clinical trial conducted in China by Ascletis, who has licensed development and commercialization rights to all indications in Greater China.

SAGIMET BIOSCIENCES
April 2026 6

FASN Inhibition Offers Differentiated MOA in Acne

Potential Role of FASN Inhibitors in the Pathogenesis of Acne

4 key drivers of acne[1]:

- Increased sebum in sebaceous glands (80% of lipids produced through DNL)[2]
- Abnormal or excessive follicular hyper-keratinization
- Accelerated bacterial growth (C. acnes)
- Localized inflammatory response

FASN inhibition MOA shows potential to treat acne:

- Denifanstat directly reduced cutaneous (skin) sebum DNL lipids in two Phase 1 clinical trials[3]
- FASN inhibition has potential to reduce inflammation, through decreasing cytokine secretion and Th17 activation[4]

FASN

↓

Palmitate / sapienic acid

↓

Lipid synthesis

Sebum production


Skin Surface
Hair
Sebum (oil)
Sebaceous gland
Inflammation
Pimple
Sebaceous gland

Skin Without Acne **Skin With Acne**

1. Vasam M, et al., *Biochem Biophys Rep*. 2023;36:101578. https://pmc.ncbi.nlm.nih.gov/articles/PMC10709101/#abs0010
2. Esler, et al., *Sci. Transl. Med.* 2019; 11:492.
3. A) Duke G, et al., Presented at: AASLD 2016; November 11-15, 2016; Boston, MA. https://sagimet.com/wp-content/uploads/2016/11/2016_AASLD_FASN_NASH_36x60_v10.pdf. And B) Syed-Abdul MM et al., *Hepatology*. 2020;72(1):103.
4. O'Farrell M, et al. *Sci Rep*. 2022;12(1):15661.

SAGIMET BIOSCIENCES April 2026 8

Acne Market Overview

Global acne market is expected to reach $20B by 2034[1]



Blackheads
Whiteheads
Papules & Pustules
Cysts & Nodules
Mild
Severe

50 million people suffer with acne in the US annually[2]

- Acne is one of the most common skin conditions in the United States, with approximately 50 million Americans affected annually and more than 5 million seeking medical treatment for acne each year[2]
- Acne affects approximately 85% of persons between the ages of 12 and 24[3]
- There is no cure for acne; and due to its pathology, most patients require chronic management and multiple annual courses of treatment for flare control

10 million people suffer from moderate to severe acne in the US annually

- Moderate to severe acne accounts for 20% of acne sufferers, or approximately 10 million people in the US annually[4]

1. Acne Medication Market Size to Surpass USD 19.95 Billion by 2034 Driven by Rising Acne Prevalence, Skincare Awareness, and Innovative Treatments, *Precedence Research, Sep 2025*; https://finance.yahoo.com/news/acne-medication-market-size-surpass-114200888.html
2. Bickers DR, et al. *J Am Acad Dermatol*. 2006;55(3):490-500. 3. Bhate K, Williams HC. Epidemiology of acne vulgaris. Br J Dermatol. Mar 2013;168(3):474-85. doi:10.1111/bjd.12149
4. Szepietowska M, et al., Prevalence, Intensity and Psychosocial Burden of Acne Itch: Two Different Cohorts Study. *J Clin Med*. 2023 Jun 12;12(12):3997. doi: 10.3390/jcm12123997. PMID: 37373690; PMCID: PMC10299123.

SAGIMET BIOSCIENCES April 2026 9

April 2026 10 Mild Disease Moderate to Severe Disease Acne Treatment Algorithm Disease management involves flare and prevention intervention Treatment includes topical agents used as mono or combination therapy Main topical therapies: • Retinoids • Benzoyl Peroxide • Antibiotics • Clascoterone • Salicylic Acid • Azelaic Acid Treatment approach adds oral products on top of topical agents Main oral therapies: • Antibiotics (tetracyclines, sarecycline) • Hormonal contraceptives • Spironolactone (off-label) • Intralesional corticosteroids Severe (cystic) patients are generally managed with isotretinoin (Accutane) Main therapy: • Isotretinoin Severe (Cystic) Disease Oral FASN Inhibitor Topical FASN Inhibitor Potential treatment positioning for FASN inhibitors Source: https://www.jaad.org/article/S0190-9622(23)03389-3/fulltext Routine Management Main approaches: • OTC cleansers • Moisturizers • Sunscreens Skin care routines to address treatment-related AEs

Denifanstat’s Clinical Data in Acne

Pharmacodynamic Data Support Mechanism of Action of Denifanstat in Acne

In multiple Phase 1 clinical trials, denifanstat demonstrated a decrease in DNL sebum lipids[1-3]

- Demonstrated a >90% reduction in sebum lipids by day 15[1,2]
- Maintained the reduced level of sebum lipids through the entire study[1,2]
- Demonstrated a dose responsive impact on sebum lipids[1,2]

Note: denifanstat dose in this Phase 1 clinical trial in cancer patients is several times higher than 50 mg dose tested in acne and MASH

Phase 1 oncology clinical trial
Sebutape® assessment of cutaneous sebum lipids[1,2]



Sapenic Acid in Triglyceride (nmol/tape)
200
150
100
50
0
**
**
** p<0.001
Day
(N)
1 (19)
2 (7)
8 (8)
15 (12)
22-32 (16)
62-93 (5)
Days on therapy (# of subjects)

1. Duke G, et al. Presented at: EASL 2017; April 19-23, 2017; Amsterdam, The Netherlands. https://sagimet.com/wp-content/uploads/2017/05/3VBIO_EASLposter.pdf.
2. Falchook G, et al. *EClinicalMedicine*. 2021;34:100797.
3. Duke G, et al. Presented at: AASLD 2016; November 11-15, 2016; Boston, MA. https://sagimet.com/wp-content/uploads/2016/11/2016_AASLD_FASN_NASH_36x60_v10.pdf.

SAGIMET BIOSCIENCES
April 2026 12

Ascletis Acne Phase 3 Clinical Trial Design

Denifanstat Phase 3 in acne

- Moderate to severe acne
- Multi-center placebo controlled
- 1:1 randomization
- Double-blind
- Once daily oral dosing
- 480 patients in China



Ph3
Double blind clinical trial[1]
Ph3
Open label safety trial[2]
Screening
Denifanstat (50mg)
N=240
Placebo
N=240
Denifanstat (50mg)
N=240
Day 1
Week 12
Primary Efficacy
Week 12
Week 52
Long-Term Safety

Co-primary endpoints at week 12

- % patients who achieve IGA success (defined as at least a 2-point reduction in IGA from baseline, and an IGA of 0 or 1 at week 12)
- % change in total skin lesion counts from baseline
- % change in inflammatory skin lesion counts from baseline

Key secondary endpoint at week 12

- % change in non-inflammatory skin lesion counts from baseline

1. ClinicalTrials.gov. NCT06192264. Study ASC40-303. https://clinicaltrials.gov/study/NCT06192264. 2. ClinicalTrials.gov. NCT06248008. Study ASC40-304. https://clinicaltrials.gov/study/NCT06248008.

SAGIMET BIOSCIENCES
April 2026 13

April 2026 14 Ascletis Acne Phase 3 Clinical Trial Met All Primary and Secondary Endpoints Baseline Characteristics 50mg denifanstat (n=240) Placebo (n=240) Total lesion count 102.2 102.1 Inflammatory lesion count 42.1 43.1 IGA=3 (moderate), % 85.8 85.8 IGA=4 (severe), % 14.2 14.2 Efficacy endpoints 1 50mg denifanstat (n=240) Placebo (n=240) 50mg denifanstat (placebo adjusted) p value % Treatment success (IGA) 2 (primary endpoint) 33.2 14.6 18.6 <0.0001 % Change in total lesion count (primary endpoint) -57.4 -35.4 -22.0 <0.0001 % Change in inflammatory lesion count (primary endpoint) -63.5 -43.2 -20.3 <0.0001 % Change in non-inflammatory lesion count (key secondary endpoint) -51.9 -28.9 -23.0 <0.0001 Absolute change in total lesion count (secondary endpoint) -58.3 -36.2 -22.1 <0.0001 Absolute change in inflammatory lesion count (secondary endpoint) -26.6 -18.4 -8.2 <0.0001 Ascletis data on file. Baseline demographics and efficacy endpoints of 50 mg denifanstat oral, once daily for 12 weeks versus Placebo (Intent-to-treat, ITT analysis change from baseline). 1. The efficacy data are LSMEANs. 2. Treatment success is defined as an Investigator’s Global Assessment (IGA) score of 0 (clear) or 1 (almost clear) with at least a 2-point decrease from baseline.

April 2026 15 Ascletis Acne Phase 3 Clinical Trial Safety Data* Denifanstat 50mg was generally well tolerated during the 12-week study Treatment-emergent adverse events (TEAEs): • TEAE incidence rates were comparable between denifanstat and placebo • Only two categories of TEAEs had an incidence rate of 5% or more: • Dry eye (investigator reported as “dry eye” or “xerophthalmia”) in 10.9% of denifanstat-treated subjects vs 9.2% in the placebo group* • Dry skin reported in 6.3% of denifanstat-treated subjects vs 2.9% in the placebo group Adverse events (AEs): • All denifanstat-related AEs were mild or moderate • No denifanstat-related grade 3 or 4 AEs • No denifanstat-related serious AEs (SAEs) • No deaths were reported * Ascletis data on file. The classifications of “dry eye” or “xerophthalmia” were not related to the AE grade.

April 2026 16 Ascletis Acne Open Label Phase 3 Trial* Denifanstat generally well-tolerated in the open label clinical trial * Ascletis data on file. Safety and efficacy endpoints of 50 mg denifanstat oral, once daily for 52 weeks versus placebo for 12 weeks and 50mg denifanstat oral once daily for 40 weeks Treatment-emergent adverse events (TEAEs): • Only two categories of TEAEs had an incidence rate of 5% or more with dry eye syndrome in 5.5% of denifanstat-treated subjects and dry skin reported in 5.2% of denifanstat-treated subjects Adverse events (AEs): • All denifanstat-related AEs were mild or moderate; no denifanstat-related Grade 3 or 4 AEs; no AE-related permanent discontinuations; Grade 1 hair thinning in the study was experienced by only 1 denifanstat-treated patient (which resolved within eight weeks while remaining in study without a change in dose); no deaths were reported Serious adverse events (SAEs): • No denifanstat-related SAEs; 2 non-denifanstat-related SAEs (1 breast lump, 1 contusion), both resolved Efficacy Endpoints (secondary endpoints of the trial) : • Efficacy endpoints (secondary endpoints of the trial) included the number of subjects with an IGA score decrease by at least 2 points, number of subjects dropping from an IGA score of 3 down to 0 or 1, the percentage reduction in total skin lesion count and the percentage reduction in inflammatory skin lesion count. • Subjects treated with denifanstat showed improvements in all efficacy endpoints beyond those observed at 12 weeks

Sagimet’s Upcoming Development Programs

Phase 3 Clinical Trial Design for Denifanstat in Acne

Planned Phase 3 acne clinical trial design, pending FDA agreement

- Moderate to severe acne
- Multi-center placebo controlled
- 2:1 randomization
- Double-blind
- Once daily oral dosing
- 800 patients in US



12 week
Double blind clinical trial
40 week
Open label extension
Screening
Denifanstat (50mg)
N= 533
Placebo
N=267
Denifanstat (50mg)
N~300
Day 1
Week 12
Week 12
Week 52
Primary Efficacy
Long-Term Safety

Co-primary endpoints at week 12

- % patients who achieve IGA success (defined as at least a 2-point reduction in IGA from baseline, and an IGA of 0 or 1)
- Absolute change in total skin lesion counts from baseline
- Absolute change in inflammatory skin lesion counts from baseline

SAGIMET BIOSCIENCES
April 2026 18

FASN Inhibitor TVB-3567 FIH Ongoing Phase 1 Clinical Trial

Initiated in June 2025

A double-blind, randomized, placebo-controlled clinical trial to assess the safety, tolerability, pharmacokinetics and pharmacodynamics of single and multiple ascending doses of TVB-3567 in healthy participants with or without acne

- **Includes sebum analysis as pharmacodynamic readout**

PART	DESIGN	PLANNED # of PARTICIPANTS
A	SAD[1]	~56
B	Food effect	~12
C	MAD[2]	~32
D	MAD/ACNE	~28

Sebumeter



Quantity of Sebum

Sebutape



Quality[3] of Sebum

1. SAD = Single ascending dose
2. MAD = Multiple ascending dose.
3. Lipidomic analysis with focus on FASN-derived lipids

ClinicalTrials.gov. NCT06989840. Study SB3567-CLIN-001. https://clinicaltrials.gov/study/NCT06989840

SAGIMET BIOSCIENCES April 2026 19

April 2026 20 Potential Clinical Development Program for TVB-3567 in Acne Step 1 - Phase 1 first-in-human pharmacokinetic (PK) clinical trial of TVB-3567 in healthy volunteers • PK and pharmacodynamics (PD) evaluation to confirm profile • Assess safety/tolerability • Identify potential doses for an acne Phase 2 clinical trial Step 2 - Phase 2 clinical trial in moderate to severe acne patients • Upon completion of Phase 1 clinical trial, plan to consult with regulatory authorities regarding Phase 2 clinical trial design, with goal of initiating Phase 2 clinical trial in 2H 2026 • Phase 2 trial design anticipated to be informed by the results of the Phase 1 clinical trial, expect a 12-week dose ranging study in moderate to severe acne patients with lesion reduction and treatment success (IGA) as endpoints Phase 1 clinical trial initiated in June 2025 Goal: Initiate Phase 2 clinical trial in 2026, subject to consultation with regulatory authorities and outcome of Phase 1 clinical trial

April 2026 21 Denifanstat for Treatment of MASH Clinical and pre-clinical data demonstrate denifanstat’s potential to treat MASH (metabolic dysfunction-associated steatohepatitis) • MASH F2-F3: • Denifanstat met both primary endpoints in Phase 2b clinical trial, with significant reduction in fibrosis and was generally well-tolerated • MASH F4: Combination of denifanstat and resmetirom: • Pre-clinical data demonstrated synergistic effect of combination of FASN inhibitor and resmetirom • Phase 1 pharmacokinetics (PK) clinical trial of a combination of denifanstat and resmetirom completed in Dec 2025 • Global license agreement with TAPI enables access to innovative forms of resmetirom API for combination with denifanstat in a fixed dose combination (FDC) tablet Next steps • Plan to complete all development and regulatory activities needed for denifanstat-resmetirom combination Phase 2 readiness by end of 2026 • Further MASH development to be undertaken only upon securing non-dilutive funding

April 2026 22 FASN Inhibition – Significant Opportunity for a Novel Treatment for Acne FASN Inhibition in Acne Potential of TVB-3567 in Acne • Acne market is significant (~50m people in the US) and aligned to those patients most likely to be prescribed an oral FASN inhibitor • Oral FASN inhibitors offer a novel mechanism of action for the potential treatment of moderate to severe acne • Topical formulation of a FASN inhibitor in early-stage development for the potential treatment of acne • First-in-human Phase 1 clinical trial of TVB-3567 initiated in June 2025 for development in acne • Upon completion of TVB-3567 Phase 1, plan to initiate TVB-3567 Phase 2 in 2026, contingent on consultation with regulatory authorities • TVB-3567 IP: • Composition of matter patent expected to expire in 2035; potential PTE to 2038 • Method of use application for TVB-3567 for acne filed 2025; if granted expected to expire in 2046 Potential of Denifanstat in Acne • Denifanstat met all primary and secondary endpoints in Phase 3 clinical trial in patients with moderate to severe acne vulgaris in China, and NDA accepted by NMPA in December 2025 • Denifanstat generally well-tolerated in both Phase 3 clinical trial and in open-label Phase 3 clinical trial • Sagimet plans to advance denifanstat into a Phase 3 clinical trial in moderate to severe acne patients for the US in 2H 2026, contingent on consultation with regulatory authorities